                                                  FIRST AMENDMENT
                                                        TO
                     THE SECOND AMENDMENT AND RESTATEMENT OF AGREEMENT OF LIMITED PARTNERSHIP
                                                        OF
                                   THE TAUBMAN REALTY GROUP LIMITED PARTNERSHIP

         THIS FIRST  AMENDMENT (this  "Amendment") TO THE SECOND  AMENDMENT AND RESTATEMENT OF AGREEMENT OF LIMITED
PARTNERSHIP OF THE TAUBMAN REALTY GROUP LIMITED  PARTNERSHIP  (the  "Partnership  Agreement") is made as of the 4th day of March,  1999 by, between,  and among TAUBMAN  CENTERS,  INC., a Michigan  corporation,  TG PARTNERS  LIMITED
PARTNERSHIP,  a Delaware limited  partnership,  and TAUB-CO MANAGEMENT,  INC., a Michigan  corporation,  who as the
Appointing  Persons  pursuant to Section 13.11 of the  Partnership  Agreement  have the full power and authority to amend the  Partnership  Agreement  on behalf of all the  partners in the  Partnership  with  respect to the matters provided in this Amendment.
                                                     RECITALS:

      A.      On  September 30, 1998, the parties to this Amendment entered  into the  Partnership  Agreement as an amendment and  restatement  of the  then-existing  partnership  agreement  (the "Amended and Restated
              Agreement") of The Taubman Realty Group Limited  Partnership,  a Delaware  limited  partnership  (the
              "Partnership"), as authorized under Section 13.11 of the Amended and Restated Agreement.
      B.      As  authorized under Section  13.11  of the Partnership Agreement, the  parties  wish  to  amend  the
              Partnership  Agreement  to  facilitate  a proposed  pledge of Units of  Partnership  Interest  in the
              Partnership.
         NOW,  THEREFORE,  the parties,  intending to be legally  bound,  agree that the  Partnership  Agreement is amended as set forth below.

   1.             Section 8.1(b) of the  Partnership  Agreement is amended by inserting the following as the  third and final paragraph of Section 8.1(b):

                  In addition to the foregoing,  in connection  with a financing  transaction,  any Record
                  Partner  (other  than TCO) may pledge some or all of the Units of  Partnership  Interest that such Record Partner owns on the effective  date of the pledge (the "Pledge  Units")
                  to any Person (the  "Pledgee"),  subject to the restrictions set forth in this paragraph of  Section  8.1(b).  Before  effecting  the pledge of any Pledge  Units,  the  pledging
                  Partner must first  receive a Transfer  Determination  with  respect to the pledge,  and the Pledgee must irrevocably agree,  pursuant to a written instrument  acceptable to the
                  Managing General  Partner,  that (A) unless (i) the Pledgee is a Person described in the preceding  paragraphs of this Section  8.1(b) as a Person to whom a Partner may Transfer its  Partnership  Interest (a  "Permitted  Transferee")  and (ii) the  Managing  General
                  Partner  has  agreed,  in  writing,  to the  admission  of the  Pledgee as a  substitute
                  Partner with  respect to some or all of the Pledge  Units upon a default  under the loan to be secured by the  pledge of Pledge  Units,  (B) the  Pledgee  (1) shall not,  at any time,  have or exercise  any rights as a Partner with respect to any of the Pledge Units
                  (including  any right to  consent  or vote with  respect  to any  matter  affecting  the
                  Partnership),   other  than  (a)  the  right  to  receive  any  distributions  from  the
                  Partnership  that are or may be payable  with  respect  to the Pledge  Units as and when the same become payable and (b) the right to receive the return of any  contribution  to which the pledging  Partner would be entitled with respect to the Pledge Units,  and (2)
                  shall not, upon the pledging  Partner's  default or otherwise,  have any right (or claim or attempt to exercise  any right) to  Transfer  (or cause the  Transfer  of) the Pledge
                  Units (or any  interest in the Pledge  Units)  other than to TCO in exchange  for Equity
                  Shares or another Permitted Transferee.

   2.             The parties confirm that the Partnership Agreement,  as expressly amended by this  Amendment,  is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

                                                     TAUBMAN CENTERS, INC., a Michigan corporation

                                                     By:      /s/ Robert S. Taubman
                                                              ______________________________
                                                              Robert S. Taubman

                                                     Its:     President and Chief Executive Officer

                                                     TG PARTNERS LIMITED PARTNERSHIP, a
                                                     Delaware limited partnership

                                                     By:      TG Michigan, Inc.

                                                     Its:     Managing General Partner

                                                     By:      /s/ A. Alfred Taubman
                                                              _____________________________
                                                              A. Alfred Taubman

                                                     Its:     Chairman of the Board

                                                     TAUB-CO MANAGEMENT, INC., a
                                                     Michigan corporation

                                                     By:      /s/ Robert S. Taubman
                                                              _____________________________
                                                              Robert S. Taubman

                                                     Its:     President and Chief Executive Officer